UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2007

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

200 Riverfront Boulevard	07407
Elmwood Park, New Jersey	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 201-791-7600

No Changes Since Last Report

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Sealed Air Corporation Expands Segment Reporting; New Structure Aligns with Growth Strategies

Introduction

Sealed Air Corporation (“Sealed Air” or the “Company”) has expanded and realigned its segment reporting to reflect the Company’s growth strategies both in core markets and in new business opportunities.  This new structure reflects the way management now makes operating decisions and manages the growth and profitability of the business.  It also corresponds with management’s current approach to allocating resources and assessing the performance of the Company’s segments.  As a result, the Company will report business segment information as described below.  Sealed Air’s business segment information is reported in accordance with the provisions of Financial Accounting Standards Board Statement No.131, “Disclosures about Segments of an Enterprise and Related Information,” or SFAS No. 131.

The Company’s initiatives include developing technologies and innovative products for food and protective packaging applications as well as identifying new performance solutions involving specialty materials, medical applications and renewable products.  The Company’s segment reporting reflects evolving market trends, its organizational structure and its overall business strategy, which is focused on emphasizing opportunities for profitable growth.  As a result, Sealed Air’s new structure will provide its shareholders and the financial community with greater insight into its platform strategies and growing capabilities.

The discussion that follows contains:

•      The Company’s Former Reportable Segments

•      The Company’s New Reportable Segments

•      Descriptions of the New Reportable Segments and Other

•      Discussion and Recast

The Company’s Former Reportable Segments

As indicated in Note 3, “Business Segment Information,” of the notes to the Company’s consolidated financial statements, set forth in Item 8 of Part II of Sealed Air’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, the Company previously operated in two reportable business segments: (1) Food Packaging and (2) Protective Packaging. The Food Packaging segment comprised primarily the Company’s Cryovac® food packaging products. The Protective Packaging segment included the aggregation of the Company’s protective packaging products and shrink packaging products.

The Company’s New Reportable Segments

In accordance with the provisions of SFAS No. 131, Sealed Air will now report publicly in four parts, three reportable segments and an “other’ category.  The new reportable segments are:

1.  Food Packaging

2.  Food Solutions

3.  Protective Packaging

The products reported in Sealed Air’s new Food Packaging and Food Solutions reportable segments were previously reported in the Company’s former Food Packaging segment.  Sealed Air’s new

Protective Packaging reportable segment continues to include the aggregation of the Company’s protective packaging products and shrink packaging products, as permitted under the provisions of SFAS No. 131.

The “Other” category includes specialty materials, medical applications and renewable products.  The Company previously included specialty materials and renewable products in both the Food Packaging and Protective Packaging segments, whereas medical applications were previously included in the Food Packaging segment.

Descriptions of the New Reportable Segments and Other

Food Packaging

This new segment focuses on industrial food packaging and is driven by developments in technologies that enable food processors to effectively package and ship fresh and processed meats and cheeses through their supply chain.

In this segment, the Company offers shrink bags to vacuum package many fresh food products, such as beef, pork, lamb, poultry and seafood, as well as cheese and smoked and processed meats.  In addition, the Company provides packaging materials for cook-in applications, predominately for the deli and foodservice businesses.  The Company also offers a wide range of laminated and coextruded rollstock packaging materials utilized in thermoforming and form, fill and seal applications. These materials provide an effective packaging alternative for a variety of fresh meat, smoked and processed meat, seafood, poultry and cheese applications.  The Company also sells associated packaging systems, including bag loaders, dispensers and vacuum chamber systems.  The Company primarily sells the products in this reportable segment to food processors, distributors, supermarket retailers and foodservice businesses.

Food Solutions

This new segment targets advancements in food packaging technologies that provide consumers fresh, consistently prepared, high-quality meals either from foodservice outlets or from expanding retail cases at grocery stores.

The Company’s food solutions segment focuses on case ready packaging, ready meals, vertical pouch packaging and bag-in-box packaging.  The Company’s case ready offerings are utilized in the centralized packaging of various proteins, including beef, lamb, poultry, smoked and processed meats, seafood and cheese, for retail sale at the consumer level.  For foodservice applications, the Company provides vertical pouch packaging and bag-in-box offerings for packaging flowable food products, including soups and sauces, salads, meats, toppings and syrups. These product offerings include film and filling systems for products utilizing hot and ambient, retort and aseptic processing methods. In the ready meals category, the Company offers the Simple Steps® package, a microwavable package primarily designed with vacuum skin packaging technology and a unique self-venting feature.  It also offers a flex-tray-flex package, which is an oven-compatible package that utilizes skin-pack technology.  This segment also provides packaging solutions for produce, bakery goods and pizza.  The Company also manufactures and sells absorbent pads used for food packaging, such as its Dri-Loc® absorbent pads.  This segment sells related packaging systems, including vertical pouch packaging systems.  The Company primarily sells the products in this reportable segment to food processors, distributors, supermarket retailers and foodservice businesses.

Protective Packaging

This new segment includes core protective packaging technologies and solutions aimed at traditional industrial applications while increasing emphasis on consumer-oriented packaging solutions.  This segment includes the aggregation of the Company’s protective packaging products and shrink packaging products.

The products in this segment are used principally for non-food packaging applications.  Protective packaging offerings consist primarily of cushioning and surface protection products such as Bubble Wrap® cushioning and other air cellular cushioning materials; shrink and non-shrink films; polyurethane foam packaging systems sold under the Instapak® trademark; polyethylene foam sold in rolls, sheets and bags; Jiffy® mailers and bags and other protective and durable mailers and bags; paper-based protective packaging materials; suspension and retention packaging; inflatable packaging; and packaging systems. The Company primarily sells products in this segment to distributors and manufacturers in a wide variety of industries.

Other

The new “Other” category focuses on growth into newer markets.  These markets include specialty materials for non-packaging applications such as insulation and products for value-added medical applications.  Additionally, this category focuses on products sourced from renewable materials.

The products in this category include CelluPlank® and Cellu-Cushion® special density foams and Stratocell® laminated polyethylene foams used by fabricators and converters.  Additional products include foams, films and composite materials used largely in performance component applications that are sold to manufacturers and wholesalers in a wide variety of industries.  Products in this category may be used for cold-chain (temperature controlled supply chain), floor underlay, insulation, construction products and sporting goods.  This category also includes films, tubing and connectors for use in manufacturing bags and pouches for a wide variety of medical applications, as well as thermoformed packaging materials for medical devices and technical products.  This category also focuses on products from renewable materials for use in either packaging or non-packaging applications.  These products are still under development, but are expected to include future products from the Biosphere venture.

Discussion and Recast

The Company evaluates the performance of each reportable segment based on operating profit, which includes allocations for such corporate expenses as business development, customer service, finance, information services, people and performance and legal.  It does not include “restructuring and other charges” or any income or loss amounts below “operating profit” in the Company’s Consolidated Statements of Operations.  The Company allocates depreciation for property and equipment expense to the reportable segments and the “Other” category, although property and equipment, net, is not allocated to the reportable segment assets. The accounting policies of the reportable segments and the “Other” category are consistent with those described in Note 2, “Summary of Significant Accounting Policies,” in Item 8 of Part II of the Company’s 2006 Annual Report on Form 10-K.

Only assets that are identifiable and reviewed by the Company’s chief operating decision maker by segment are allocated to the reportable segment assets.  Allocated assets include trade accounts receivable, net, and finished goods inventory.  All other assets are included in “Assets not allocated.”

In accordance with SFAS No. 131, the following unaudited segment information has been recast from amounts previously reported to reflect the Company’s new reportable segments (amounts in millions). Accordingly, there has been no change in the Company’s consolidated statements of operations and consolidated balance sheets previously reported in total for the Company.

(Unaudited)

	Quarter Ended				Quarter Ended
	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	March 31, 2007
Net sales
Food Packaging	$409.1	$430.2	$431.1	$470.2	$437.3
Food Solutions	194.7	214.3	217.8	216.2	214.6
Protective Packaging	358.9	363.4	366.4	387.4	370.7
Other	56.4	74.0	66.1	71.7	72.1
Total	$1,019.1	$1,081.9	$1,081.4	$1,145.5	$1,094.7

Depreciation and amortization
Food Packaging	$18.9	$19.4	$18.7	$19.2	$19.4
Food Solutions	7.8	8.7	8.0	8.1	7.3
Protective Packaging	12.4	12.1	11.9	12.0	11.1
Other	2.2	2.7	2.6	3.3	2.8
Total	$41.3	$42.9	$41.2	$42.6	$40.6

Operating profit
Food Packaging	$44.3	$48.0	$56.2	$66.1	$55.8
Food Solutions	19.3	24.0	23.8	20.2	19.4
Protective Packaging	46.3	47.9	53.0	59.5	53.5
Other	6.2	11.0	6.7	6.5	7.6
Total segments and other	116.1	130.9	139.7	152.3	136.3
Restructuring charges (credits)	0.2	12.0	(0.1)	0.8	0.4
Total	$115.9	$118.9	$139.8	$151.5	$135.9

Assets (1)
Food Packaging	$356.3	$365.9	$384.8	$431.2	$427.7
Food Solutions	153.8	165.8	167.6	187.9	186.3
Protective Packaging	301.2	304.1	316.9	321.5	324.1
Other	47.3	52.4	55.7	58.8	63.9
Total segments and other	858.6	888.2	925.0	999.4	1,002.0
Assets not allocated	4,023.4	4,142.8	3,919.6	4,021.5	4,114.9
Total	$4,882.0	$5,031.0	$4,844.6	$5,020.9	$5,116.9

(1)             Only assets that are identifiable and reviewed by the Company’s chief operating decision maker by segment are allocated to the reportable segment assets.  Allocated assets include trade accounts receivable, net, and finished goods inventory.  All other assets are included in “Assets not allocated.”

(Unaudited)

	Year Ended December 31,
	2006	2005
Net sales
Food Packaging	$1,740.6	$1,695.1
Food Solutions	843.0	787.8
Protective Packaging	1,476.1	1,419.1
Other	268.2	183.1
Total	$4,327.9	$4,085.1

Depreciation and amortization
Food Packaging	$76.2	$79.9
Food Solutions	32.6	32.3
Protective Packaging	48.4	55.3
Other	10.8	7.1
Total	$168.0	$174.6

Operating profit
Food Packaging	$214.6	$231.2
Food Solutions	87.3	85.2
Protective Packaging	206.7	176.8
Other	30.4	18.9
Total segments and other	539.0	512.1
Restructuring charges	12.9	1.7
Total	$526.1	$510.4

Assets (1)
Food Packaging	$431.2	$366.5
Food Solutions	187.9	154.4
Protective Packaging	321.5	305.3
Other	58.8	36.6
Total segments and other	999.4	862.8
Assets not allocated	4,021.5	4,001.4
Total	$5,020.9	$4,864.2

(1)             Only assets that are identifiable and reviewed by the Company’s chief operating decision maker by segment are allocated to the reportable segment assets.  Allocated assets include trade accounts receivable, net, and finished goods inventory.  All other assets are included in “Assets not allocated.”

Press Release

Today, the Company issued a press release announcing the Company’s new reportable segments.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated July 12, 2007, announcing the Company’s new reportable segments.

Cautionary Statement Regarding Forward Looking Statements

Some of the statements made by the Company in this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “anticipates,” “could,” “estimates,” “expects,” “intends,” “plans,” “will,” “would,” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements:  the success of the Company’s growth, profitability and global manufacturing strategies; changes in raw material and energy costs; the effects of animal and food-related health issues; import/export restrictions; market conditions; tax, interest and exchange rates; and legal proceedings.  A more extensive list and description of these factors can be found under the headings “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” which appear in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission and publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Jeffrey S. Warren
	Name:	Jeffrey S. Warren
	Title:	Controller

Dated: July 12, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company, dated July 12, 2007, announcing the Company’s new reportable segments.